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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 3, 2000

Northern States Power Company

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-3034 Commission File Number	41-0448030 (IRS Employer Identification No.)
414 Nicollet Mall, Mpls, MN (Address of principal executive offices)	55401 (Zip Code)

Registrant's telephone number, including area code  612-330-5500

(Former name, or former address, if changed since last report)

Item 5. Other Events

    Attached as Exhibit 99.01 are the audited consolidated financial statements of Northern States Power Company (a Minnesota Corporation) and its subsidiaries for the year ended Dec. 31, 1999 and the related management's discussion and analysis.

Item 7. Financial Statements and Exhibits

    (c) EXHIBITS

Exhibit No.	Description
23.01	Consent of Independent Accountants
99.01	Excerpts from Northern States Power Company 1999 Annual Report to Shareholders:
Management's Discussion and Analysis
Consolidated Statements of Income
Consolidated Balance Sheets
Consolidated Statements of Cash Flows
Consolidated Statements of Stockholder's Equity
Notes to Consolidated Financial Statements
Report of Independent Accountants

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Northern States Power Company
                      (a Minnesota Corporation)
                      /s/

                      Roger D. Sandeen
                      Vice President and Controller

March 3, 2000

EXHIBIT INDEX

Method of Filing	Exhibit No.	Description
DT	23.01	Consent of Independent Accountants
DT	99.01	Excerpts from Northern States Power Company 1999 Annual Report to Shareholders:
		Management's Discussion and Analysis
		Consolidated Statements of Income
		Consolidated Balance Sheets
		Consolidated Statements of Cash Flows
		Consolidated Statements of Stockholder's Equity
		Notes to Consolidated Financial Statements
		Report of Independent Accountants

DT = Filed electronically with direct transmission of this Form 8-K.

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SIGNATURES
EXHIBIT INDEX